SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-May-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-59691            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 839-5300


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated April 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-May-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A     391989639      339249  2123277           0   391650390  19-May-99
IIPP-A-1   95867000      266831   519280           0    95600169  19-May-99
IIPP-A-2   22364000           0   121138           0    22364000  19-May-99
IIPP-A-3   13136228           0    71155           0    13136228  19-May-99
III-A-1    55325000      326496   311203           0    54998504  25-May-99
III-A-2     7605000           0    42778           0     7605000  25-May-99
III-A-3    28332535           0   159371           0    28332535  25-May-99
III-A-4   172475000     1110151   941426           0   171364849  25-May-99
III-A-5    19632000      376972   110430           0    19255028  25-May-99
III-A-6     5110370     N/A        28746           0     5077477  25-May-99
II-P          18655          17        0           0       18638  19-May-99
III-P        320538         289        0           0      320249  25-May-99
III-X      16981792     N/A        95523           0    16688814  25-May-99
C-B-1       9802000        8197    53094           0     9793803  19-May-99
C-B-2       4902621        4100    26556           0     4898521  19-May-99
C-B-3       2178463        1822    11800           0     2176641  19-May-99
C-B-4       1906155        1594    10325           0     1904561  19-May-99
C-B-5       1089231         911     5900           0     1088320  19-May-99
C-B-6       1361540        1139     7375           0     1360402  19-May-99
III-B-1    10676000        7272    60053           0    10668728  25-May-99
III-B-2     4576155        3117    25741           0     4573038  25-May-99
III-B-3     2287823        1558    12869           0     2286265  25-May-99
III-B-4     1677737        1143     9437           0     1676594  25-May-99
III-B-5      610086         416     3432           0      609670  25-May-99
III-B-6     1525216        1039     8579           0     1524177  25-May-99
A-R             100         100        1           0           0
TOTAL:    849658723     2452411  4759488           0   847206312

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A     1000.00000     0.86545  5.41667   999.13455 19-May-99
IIPP-A-1  1000.00000     2.78335  5.41667   997.21665 19-May-99
IIPP-A-2  1000.00000     0.00000  5.41667  1000.00000 19-May-99
IIPP-A-3  1000.00000     0.00000  5.41667  1000.00000 19-May-99
III-A-1   1000.00000     5.90142  5.62500   994.09858 25-May-99
III-A-2   1000.00000     0.00000  5.62500  1000.00000 25-May-99
III-A-3   1000.00000     0.00000  5.62500  1000.00000 25-May-99
III-A-4   1000.00000     6.43659  5.45833   993.56341 25-May-99
III-A-5   1000.00000    19.20189  5.62500   980.79811 25-May-99
III-A-6   1000.00000     0.00000  5.62500   993.56348 25-May-99
II-P      1000.00000     0.91182  0.00000   999.08818 19-May-99
III-P     1000.00000     0.90142  0.00000   999.09858 25-May-99
III-X     1000.00000     0.00000  5.62500   982.74752 25-May-99
C-B-1     1000.00000     0.83624  5.41667   999.16376 19-May-99
C-B-2     1000.00000     0.83624  5.41667   999.16376 19-May-99
C-B-3     1000.00000     0.83624  5.41667   999.16376 19-May-99
C-B-4     1000.00000     0.83624  5.41667   999.16376 19-May-99
C-B-5     1000.00000     0.83624  5.41667   999.16376 19-May-99
C-B-6     1000.00000     0.83624  5.41667   999.16376 19-May-99
III-B-1   1000.00000     0.68113  5.62500   999.31887 25-May-99
III-B-2   1000.00000     0.68113  5.62500   999.31887 25-May-99
III-B-3   1000.00000     0.68113  5.62500   999.31887 25-May-99
III-B-4   1000.00000     0.68113  5.62500   999.31887 25-May-99
III-B-5   1000.00000     0.68113  5.62499   999.31887 25-May-99
III-B-6   1000.00000     0.68113  5.62500   999.31887 25-May-99
A-R        100.00000   100.00000  1.05000     0.00000


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         31-May-99